UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 21, 2010
CALLIDUS SOFTWARE INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50463		77-0438629
(Commission File Number)		(IRS Employer Identification No.)

160 W. Santa Clara Street, Suite 1300
	San Jose, CA	95113
	(Address of Principal Executive Offices)	(Zip Code)
(408) 808-6400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 8.01. Other Events.
On July 21, 2010, the board of directors (“Board”) of Callidus Software Inc., (the “Company”) reduced the annual cash retainer paid to its non-employee directors of the Board effective as of July 1, 2010 through such time as the Company has achieved sustained profitability. The annual cash retainer of $30,000 was reduced by $20,000 for the Chairman of the Board and by $10,000 for each other non-employee director of the Board. All other cash compensation payable from time to time to the non-employee directors of the Board remains as stated in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2010. The Board reserves the right to review the nature and amount of non-employee director compensation from time to time as the Board deems appropriate.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.
Date: July 26, 2010	By:	/s/ V. Holly Albert
		Name:	V. Holly Albert
		Title:	Senior Vice President, General Counsel and Secretary